EXHIBIT 13.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jan S. Rynkiewicz, Chief Executive Officer of Stream Communications Network & Media Inc. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  the Amended Annual Report on Form 20-F/A of the Company for the fiscal year ended December 31, 2007 (the "Amended Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  the information contained in the Amended Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:        /s/ Jan S. Rynkiewicz
Name:   Jan S. Rynkiewicz
Title:     Chief Executive Officer

Date:     May 14, 2009

This certification accompanies this Amended Annual Report on Form 20-F pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.